Pro Forma Adjustments Related To The Purchase	3 Months Ended
Mar. 31, 2012
NotesToFinancialStatementsProFormaAdjustmentsAbstract
Pro Forma Adjustments Related To The Purchase
4.      PRO FORMA ADJUSTMENTS RELATED TO THE PURCHASE

The unaudited pro forma balance sheet includes the following adjustments:

(a)      This entry records the purchase of substantially all of the equipment assets and operations of GPS Inc. in exchange for approximately $55.5 million in cash. Approximately $1.4 million of this purchase price was applied to retire the associated notes payable of GPS Inc.  The purchased assets did not include working capital.  Such amount was funded from TETRA's available cash and from $38.0 million of borrowings under TETRA's existing bank line of credit facility. The allocation of the purchase price to the acquired assets is preliminary and subject to the potential identification of additional assets and contingencies or revisions to the fair value calculations. The preliminary allocation of this consideration to assets and liabilities includes the following:
  Approximately $3.5 million of intangible assets separable from goodwill related to customer relationships and other intangible assets with useful lives ranging from four to fifteen years.
  The fair value of GPS Inc. property and equipment assets was determined to be approximately $4.1 million higher than its book value at March 31, 2012.
  Outside of the intangible assets and property and equipment assets noted, no other assets or liabilities were purchased or assumed in the transaction.
  Goodwill of approximately $34.6 million was recorded and reflects GPS Inc.'s significant strategic value to TETRA, the existing assembled GPS Inc. workforce and the synergies with TETRA's existing businesses.
  Approximately $0.5 million of transaction costs were incurred and expensed in conjunction with the purchase.
The unaudited pro forma statements of operations include the following adjustments:
(b)      This adjustment records the amortization of intangible assets recorded as part of the purchase based on the preliminary allocation of the purchase price and amortization periods of identified intangible assets.
(c)      This adjustment reduces interest expense to reflect the payoff of all GPS Inc. debt balances upon purchase.
(d)      This adjustment records additional interest expense related to TETRA's borrowing of $38.0 million under its existing bank line of credit facility to fund a portion of the purchase price as if the borrowing had occurred on January 1, 2011.  The interest rate used for this adjustment was equal to the actual rate of the borrowing at closing, which was 2.1971%.  A change in the variable interest rate of one eighth of one percent would change annual interest expense by $47,500.
(e)      This adjustment relates to the changes in depreciation methodology and is based on the preliminary allocation of the purchase price to the depreciable equipment assets.  The majority of the acquired equipment assets were assigned a ten year useful life by TETRA.
(f)      This adjustment records the income tax impact of the purchase, using the pro forma consolidated statutory income tax rates in effect during the applicable periods.
(g)      This adjustment eliminates non-controlling interest of GPS Inc. not present after the purchase.